SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant / /
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



                -----------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

N/A
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

     -------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------

     (3) Filing party:

      ------------------------------------------------------------------

     (4) Date filed:

      ------------------------------------------------------------------


     * Set forth the amount on which the filing fee is calculated and state how it was determined.

















                  DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                  DREYFUS MUNICIPAL INCOME, INC.
                  DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                  NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
To the Stockholders:
         The Annual Meetings of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (where appropriate, each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, December 6, 1996 at 10:00 a.m., for the following purposes:
         1. To elect three Class III Directors to serve for a three year term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on October 25, 1996 will be entitled to receive notice of and to vote at the meeting.
                                                         By Order of the Board
                                                         John E. Pelletier
                                                         Secretary

New York, New York
October 30, 1996



        WE NEED YOUR PROXY VOTE IMMEDIATELY
        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

     [Page 1]

                     DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                     DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                     COMBINED PROXY STATEMENT
                     ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 6, 1996
               This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. ("DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. ("DNYMI") (where appropriate, each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, December 6, 1996 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New
York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on October 25, 1996 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby cancelling any proxy previously given. As of October 25, 1996, the Funds had outstanding the following number of shares: Dreyfus California Municipal Income, Inc. - 4,502,021; Dreyfus Municipal Income, Inc. - 20,116,450; and Dreyfus New York Municipal Income, Inc. - 3,751,715.
         It is estimated that proxy materials will be mailed to stockholders of record on or about November 4, 1996. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQU EST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UN IONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.
PROPOSAL 1. ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class III Directors to serve for three year terms (until the Annual Meeting of Stockholders to be held in 1999) and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.


     [Page 2]



                                                                                                                  YEAR
NAME OF NOMINEE, PRINCIPAL OCCUPATION                                                           DIRECTOR          TERM
AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                AGE                  SINCE             EXPIRES
-----------------------------                                              ---                  ------            -----
CLASS III:
* JOSEPH S. DIMARTINO                                                      53                   1995               1999
        Since January 1995, Chairman of the Board of various funds in the
Dreyfus Family of Funds. He is also Chairman of the
Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services
Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., and
Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of
The Dreyfus Corporation ("Dreyfus"), the Funds' investment adviser, and
Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he
was a director of Mellon Bank Corporation.
GEORGE L. PERRY                                                            62                  1989               1999
        An economist and Senior Fellow at the Brookings Institution since 1969.
 He is co-director of the Brookings Panel on
Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm
Life Insurance Company, and a trustee of Federal Realty Investment Trust.
PAUL WOLFOWITZ                                                             50                  1994               1999
         Dean of The Paul H. Nitze School of Advanced International Studies at
Johns Hopkins University. From 1989 to 1993, he
was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S.
Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant
Secretary of State of East Asian and Pacific Affairs of the Department of
State.
*  "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").

2

     [Page 3]

         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.
         Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Act) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation committee or any committee performing similar functions. Certain information concerning each Fund's officers is set forth in Exhibit A.
         Each Fund typically pays its Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board, which position is held by Mr. DiMartino, receives an additional 25% in annual retainer and per meeting attendance fees. The Funds do not pay any other remuneration to their officers and Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.
         Except as otherwise noted, the aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1995, and by all other funds (the number of which is set forth in parenthesis next to each Nominee's total compensation) in the Dreyfus Family of Funds for which such Nominee is a Board member for the year ended December 31, 1995 was as follows:

                                                                                          TOTAL
                                                                                          COMPENSATION
                                                                                          FROM FUNDS AND
                                                   AGGREGATE                              FUND COMPLEX
NAME OF NOMINEE                                    COMPENSATION                           PAID TO
AND FUND                                           FROM EACH FUND*                        BOARD MEMBER
JOSEPH S. DIMARTINO                                                                      $448,618**  (93)
    DCMI                                             $4,375
    DMI                                              $4,688
    DNYMI                                            $4,375
GEORGE L. PERRY                                                                          $59,503    (11)
    DCMI                                             $3,500
    DMI                                              $3,500
    DNYMI                                            $3,500
PAUL WOLFOWITZ                                                                           $49,503    (10)
    DCMI                                             $3,500
    DMI                                              $3,500
    DNYMI                                            $3,500

         * Amount does not include reimbursed expenses for attending Board meetings, which amounted to an aggregate of $983 for all Funds, for all Directors as a group.
         ** Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium (estimated to be approximately $17,000 for calendar year 1996) to be allocated among the funds in the Dreyfus Family of Funds for which Mr. DiMartino serves as Chairman.

3

     [Page 4]
         For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.
PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Ernst & Young LLP for the fiscal year ended September 30, 1996 at a Board meeting held on May 6, 1996. Accordingly, the selection by each Fund's Board of Directors of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ended September 30, 1996, is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.
         Ernst & Young LLP, a major international accounting firm, have acted as auditors of each Fund since its organization. Each Fund's Board believes that the employment of the services of Ernst & Young LLP for the fiscal year ended September 30, 1996 was in the best interests of the Fund.
         A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.
OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereb y will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.
         Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than January 31, 1997 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel.

4

     [Page 5]

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
         Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Corporate Investor Communications, 111 Commerce Road, Carlstadt, New Jersey 07072, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  October 30, 1996

5

     [Page 6]

EXHIBIT A
PART I
         Part I sets forth information relevant to the continuing Directors. Unless otherwise indicated the information set forth herein applies to all Funds.



NAME OF CONTINUING DIRECTOR, PRINCIPAL                                                                            YEAR
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                          DIRECTOR          TERM
PAST FIVE YEARS                                                            AGE                  SINCE             EXPIRES
-------------------------                                                  ---                  ------            -----
CLASS I:
LUCY WILSON BENSON                                                         69                  1988               1997
         President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications
Satellite Corporation, General RE Corporation and Logistics Management
Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice
Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the
Citizens Network for Foreign Affairs and a member of the Council on Foreign
Relations. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under
Secretary of State for Security Assistance, Science and Technology.
*DAVID W. BURKE                                                            60                  1994               1997
         Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since
August 1995. From August 1994 to February 1995, Mr. Burke was a Consultant to
Dreyfus and, from October 1990 to August 1994, he was Vice President and
Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was
involved in the management of national television news, as Vice President and
Executive Vice President of ABC News, and subsequently as President of CBS
News.
MARTIN D. FIFE                                                             69                  1988               1997
         Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies,
since 1987. Mr. Fife is also Chairman of the Board and Chief Executive
Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. From 1960 to 1994, Mr. Fife was President of Fife
Associates, Inc. He also serves on the boards of various other companies.
*  "Interested person" as defined in the Act.

A-1

     [Page 7]

NAME OF CONTINUING DIRECTOR, PRINCIPAL                                                                            YEAR
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                          DIRECTOR          TERM
PAST FIVE YEARS                                                            AGE                  SINCE             EXPIRES
----------------------------                                               ---                  ------            ____-
CLASS II:
WHITNEY I. GERARD                                                          61                  1988               1998
        Partner of the New York City law firm of Chadbourne & Parke.
ROBERT R. GLAUBER                                                          57                 (1988)              1998
        Research Fellow, Center for Business and Government at                                1992*
        the John F. Kennedy School of Government, Harvard University, since
January 1992. Mr. Glauber was Under Secretary of the
Treasury for Finance at the U.S. Treasury Department from May 1989 to January
1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University, and
from 1985 to 1989, Chairman of its Advanced Management Program. He is a
director of MidOcean Reinsurance Co. Ltd. and Cooke & Bieler, Inc.,
investment counselors.
ARTHUR A. HARTMAN                                                          70                  1989               1998
        Senior consultant with APCO Associates Inc. From 1981 to 1987, he was
United States Ambassador to the former Soviet
Union. He is a director of the Hartford Insurance Group and a member of the advisory councils of several other companies, research institutes and foundations. He is Chairman of First NIS Regional Funds (ING/Barings
Management) and former President of the Harvard Board of Overseers.

* Mr. Glauber was elected to the Board of each Fund on September 15, 1988 and resigned on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.
PERTAINING TO THE BOARD OF EACH FUND
    *Number of Board and committee meetings held during the last fiscal year:
        DCMI:  6
        DMI:  8
        DNYMI:  6
    *Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office:
        DCMI:  None
        DMI:  None
        DNYMI:  None

A-2

     [Page 8]

        As of September 30, 1996, directors and officers of the Funds, as a group (16 persons), owned less than 1% of each Fund's outstanding shares.
        COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 1995, and by all other funds (the number of which is set forth in parenthesis next to each Director's total compensation) in the Dreyfus Family of Funds for which such continuing Director is a Board member for the year ended December 31, 1995, was as follows:

                                                                                             TOTAL
                                                                                             COMPENSATION
                                                                                             FROM FUNDS AND
                                                      AGGREGATE                              FUND COMPLEX
NAME OF CONTINUING                                    COMPENSATION                           PAID TO
 DIRECTOR AND FUND                                    FROM EACH FUND*                        BOARD MEMBER
LUCY WILSON BENSON                                                                           $72,003    (12)
    DCMI                                                 $3,500
    DMI                                                  $3,500
    DNYMI                                                $3,500
DAVID W. BURKE                                                                               $253,654  (51)
    DCMI                                                 $3,500
    DMI                                                  $3,500
    DNYMI                                                $3,500
MARTIN D. FIFE                                                                               $59,253    (11)
    DCMI                                                 $3,750
    DMI                                                  $3,750
    DNYMI                                                $3,750
WHITNEY I. GERARD                                                                            $59,503    (11)
    DCMI                                                 $3,750
    DMI                                                  $4,000
    DNYMI                                                $3,750
ROBERT R. GLAUBER                                                                            $97,503    (20)
    DCMI                                                 $3,500
    DMI                                                  $3,500
    DNYMI                                                $3,500
ARTHUR A. HARTMAN                                                                            $59,503    (11)
    DCMI                                                 $3,500
    DMI                                                  $3,500
    DNYMI                                                $3,500

         * Amount does not include reimbursed expenses for attending Board meetings, which amounted to an aggregate of $983 for all Funds, for all Directors as a group.

A-3

     [Page 9]

PART II
         Part II sets forth information relevant to the executive officers of each Fund and ownership of shares of the Funds.


NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                               AGE                  EXPERIENCE FOR PAST FIVE YEARS
------------                                             ---                  ---------------------------
MARIE E. CONNOLLY
President and Treasurer                                  39                   President, Chief Executive Officer and a director
                                                                              of Premier Mutual Fund Services, Inc. ("Premier"),
                                                                              a distributor of mutual funds, and an officer of
                                                                              other investment companies advised or administered
                                                                              by Dreyfus. From December 1991 to July 1994, she
                                                                              was President and Chief Compliance Officer of Funds
                                                                              Distributor, Inc., the ultimate parent of which
                                                                              is Boston Institutional Group, Inc. Prior to
                                                                              December 1991, she served as Vice President and
                                                                              Controller, and later as Senior Vice President, of
                                                                              The Boston Company Advisors, Inc.
JOHN E. PELLETIER
Vice President and Secretary                             32                   Senior Vice President and General Counsel of
                                                                              Premier and an officer of other investment companies
                                                                              advised or administered by Dreyfus. From February
                                                                              1992 to July 1994, he served as Counsel for The
                                                                              Boston Company Advisors, Inc. From August 1990 to
                                                                              February 1992, he was employed as an Associate at
                                                                              Ropes & Gray.

ELIZABETH BACHMAN
Vice President and Assistant Secretary                   27                   Assistant Vice President of Premier and an officer
                                                                              of other investment companies advised or
                                                                              administered by Dreyfus.
DOUGLAS C. CONROY
Vice President and Assistant Secretary                   27                   Supervisor of Treasury Services and Administration
                                                                              of Funds Distributor, Inc. and an officer of other
                                                                              investment companies advised or administered by
                                                                              Dreyfus. From April 1993 to January 1995, he was a
                                                                              Senior Fund Accountant for Investors Bank and
                                                                              Trust Company. From December 1991 to March 1993, he
                                                                              was employed as a Fund Accountant at The Boston
                                                                              Company, Inc.



A-4

     [Page 10]

NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                               AGE                  EXPERIENCE FOR PAST FIVE YEARS
-----------                                              ---                  ---------------------------
RICHARD W. INGRAM
Vice President and Assistant Treasurer                   41                   Senior Vice President and Director of Client
                                                                              Services and Treasury Operations of Funds
                                                                              Distributor, Inc. and an officer of other investment
                                                                              companies advised or adminis-tered by Dreyfus. From
                                                                              March 1994 to November 1995, he was Vice President
                                                                              and Division Manager for First Data Investor
                                                                              Services Group. From 1989 to 1994, he was Vice
                                                                              President, Assistant Treasurer and Tax Director-
                                                                              Mutual Funds of The Boston Company, Inc.
MARY A. NELSON
Vice President and Assistant Treasurer                   32                   Vice President and Manager of Treasury Services and
                                                                              Administration of Funds Distributor, Inc. and an
                                                                              officer of other investment companies advised or
                                                                              administered by Dreyfus. From September 1989 to
                                                                              July 1994, she was an Assistant Vice President and
                                                                              Client Manager for The Boston Company, Inc.
JOSEPH F. TOWER, III
Vice-President and Assistant Treasurer                   34                   Senior Vice President, Treasurer and Chief
                                                                              Financial Officer of Premier and an officer of other
                                                                              investment companies advised or administered by
                                                                              Dreyfus. From July 1988 to August 1994, he was
                                                                              employed by The Boston Company, Inc. where he held
                                                                              various management positions in the Corporate
                                                                              Finance and Treasury areas.

         The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

A-5
     [Page 11]